FIRST AMENDMENT to

MERGER AND SHARE EXCHANGE AGREEMENT

THIS FIRST AMENDMENT TO MERGER AND SHARE EXCHANGE AGREEMENT (“Amendment”) is dated as of September 10, 2012, by and among China VantagePoint Acquisition Company, a Cayman Islands company (the “Parent”), BDH Acquisition Corp., a Delaware Corporation and a wholly-owned subsidiary of Parent (the “Purchaser”), Black Diamond Holdings LLC, a Colorado limited liability company (the “Company”), the Class A members of the Company (collectively the “Class A Members”) listed on Schedule I to the Agreement (as defined below), the Preferred Members of the Company listed on Schedule I to the Agreement (collectively the “Preferred Members”), and Black Diamond Financial Group, LLC, a Delaware limited liability company, the manager of the Company (the “Manager”) for the purpose of amending and supplementing the Merger and Exchange Agreement (the “Agreement”) entered into by the Parent, Purchaser, Company, Class A Members, Preferred Members and the Manager on August 24, 2012. All capitalized terms not defined in this Amendment will have the meaning ascribed to them in the Agreement.

WHEREAS, pursuant to Section 16.2 of the Agreement, the Agreement cannot be amended, except by a writing signed by each party to the Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, each of the parties to the Agreement hereby agree to amend the Agreement as follows:

AGREEMENT

1.           Amendment to Agreement. The Agreement is amended, effective as of the Signing Date as follows.

A.	Section 11.6. Additional Signatory Members. Section 11.6 of the Agreement is hereby deleted and replaced with the following:

Section 11.7.   Additional Signatory Members. Within 20 business days following the Signing Date, the parties hereto shall permit the preferred members of the Company that were not a Signatory Member on the Signing Date to execute this Agreement on the same terms and conditions as are contained in this Agreement.

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Miscellaneous

2.          Binding Agreement. Except as otherwise provided herein to the contrary, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their personal representatives, successors, assigns and legal representatives.

3.          Severability. If any provision of this Amendment is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions. Such remaining provisions shall be fully severable, and this Amendment shall be construed and enforced as if such invalid provisions never had been inserted in this Amendment.

4.          Binding Effect. This Amendment shall be binding upon each of the parties hereto and their respective heirs, personal representatives, successors and assigns.

5.          Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall have the same force and effect as originals.

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IN WITNESS WHEREOF, the Parent, Purchaser, Company and Manager have executed this Amendment to be duly executed by their respective authorized officers and the Members have executed this Amendment as of the date first above written.

Parent:

CHINA VANTAGEPOINT ACQUISITION COMPANY, a Cayman Islands company

By:	/s/ Yiting Liu
Name: Yiting Liu
Title: Co-Chair of the Board

Purchaser:

BDH Acquisition Corp., a Delaware corporation

By:	/s/ Yiting Liu
Name:
Title:

Company:

BLACK DIAMOND HOLDINGS LLC, a Colorado limited liability company,

Black Diamond Financial Group, LLC, its Manager

By:	/s/ Patrick Imeson
Name:
Title:

Manager:

BLACK DIAMOND FINANCIAL GROUP, LLC
a Delaware limited liability company

By:	/s/ Patrick Imeson
Name:
Title:

Class A Members:

CALIM VENTURE PARTNERS I, LLC

BLACK DIAMOND FINANCIAL GROUP, LLC,
as Manager

/s/ Patrick Imeson
Patrick Imeson, Manager

CALIM VENTURE PARTNERS II, LLC

BLACK DIAMOND FINANCIAL GROUP, LLC,
as Manager

/s/ Patrick Imeson
Patrick Imeson, Manager

CALIM BRIDGE PARTNERS I, LLC

BLACK DIAMOND FINANCIAL GROUP, LLC,
as Manager

/s/ Patrick Imeson
Patrick Imeson, Manager

CALIM BRIDGE PARTNERS II, LLC

BLACK DIAMOND FINANCIAL GROUP, LLC,
as Manager

/s/ Patrick Imeson
Patrick Imeson, Manager

BLACK DIAMOND FUND I, LLC

BLACK DIAMOND FINANCIAL GROUP, LLC,
as Manager

/s/ Patrick Imeson
Patrick Imeson, Manager

Preferred Members:

MFPI PARTNERS, LLC
a Delaware limited liability company

By:	/s/ Patrick Imeson
Name:
Title:

TRIPLE R F, LLC

By:	/s/ Dwight D. Richert
Name: Dwight D. Richert
Title: Manager

/s/ Eric Altman
Eric Altman, an individual